UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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OLD WESTBURY FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

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OLD WESTBURY FUNDS, INC.
760 Moore Road
King of Prussia, Pennsylvania 19406

Old Westbury Multi-Asset Opportunities Fund

 Dear Shareholder:

On behalf of the Board of Directors of Old Westbury Funds, Inc. (the “Corporation”), we are pleased to invite you to a special meeting of shareholders of Old Westbury Multi-Asset Opportunities Fund (the “Fund”), a series of the Corporation, to be held virtually at 10 a.m. Eastern Time on September 25, 2020.

As is discussed in more detail in the enclosed Proxy Statement, you will be asked to approve the following proposal, which is being recommended by the Board of Directors:

•	To consider and act upon a proposal to liquidate and dissolve the Fund pursuant to the Plan of Liquidation adopted by the Board of Directors of the Corporation, a copy of which is attached as Appendix A to the proxy statement accompanying this notice.

Your vote is important

After reviewing this proposal, your Board of Directors [unanimously] approved the proposal and recommends approval by the shareholders of the Fund, as is more fully described in the accompanying Proxy Statement. It is now your turn to review the proposal and vote on it at the upcoming meeting.

If you are not available to attend the meeting, then please promptly complete, date, sign and return the enclosed proxy card(s) in order to avoid the expense of additional mailings or contacting you by telephone. No matter how many shares you own, your timely vote is important.

Thank you in advance for your consideration of this important matter.

Sincerely,

/s/ David W. Rossmiller

David W. Rossmiller

President & Chief Executive Officer

Old Westbury Funds, Inc.

OLD WESTBURY FUNDS, INC.
760 Moore Road
King of Prussia, Pennsylvania 19406

Old Westbury Multi-Asset Opportunities Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 25, 2020

To the Shareholders of Old Westbury Multi-Asset Opportunities Fund:

Notice is hereby given that a Special Meeting of Shareholders (including any postponements or adjournments thereof, the “Meeting”) of Old Westbury Multi-Asset Opportunities Fund, a series of Old Westbury Funds, Inc. (the “Corporation”), will be held virtually at 10 a.m. Eastern Time on September 25, 2020, for the following purposes:

•	To consider and act upon a proposal to liquidate and dissolve the Fund pursuant to the Plan of Liquidation adopted by the Board of Directors of the Corporation, a copy of which is attached as Appendix A to the proxy statement accompanying this notice.

•	To consider and act upon such other matters as may properly come before the Meeting or any adjourned sessions thereof.

Shareholders of record as of the close of business on September 4, 2020 are entitled to notice of, and to vote at, the Meeting.

[ ], 2020

By Order of the Board of Directors

 /s/ Lisa M. King

Lisa M. King

Secretary

Old Westbury Funds, Inc.

YOUR VOTE IS IMPORTANT

 Please respond — your vote is important. Whether or not you plan to attend the Meeting, please promptly complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-prepaid envelope. Alternatively, you may vote via telephone or the internet by following the instructions on the enclosed proxy card(s). Please vote now in order to avoid the cost of additional solicitations.

OLD WESTBURY FUNDS, INC.
760 Moore Road
King of Prussia, Pennsylvania 19406

Old Westbury Multi-Asset Opportunities Fund

PROXY STATEMENT

The Board of Directors (the “Board”) of Old Westbury Funds, Inc. (the “Corporation”) is soliciting proxies from shareholders of Old Westbury Multi-Asset Opportunities Fund (the “Fund”), a series of the Corporation, in connection with a special meeting of shareholders (the “Meeting”) of the Fund to be held virtually at 10 a.m. Eastern Time on September 25, 2020. The Notice of the Meeting, this Proxy Statement and the enclosed proxy card(s) are being sent to shareholders of record as of September 4, 2020 (the “Record Date”) beginning on or about September 14, 2020. If you need assistance accessing or attending the virtual meeting or to obtain a copy of the Corporation’s most recent annual and semi-annual reports free of charge, please call 1-800-607-2200.

The Meeting is being called for the following purposes: (1) To consider and act upon a proposal to liquidate and dissolve the Fund pursuant to the Plan of Liquidation adopted by the Board of Directors of the Corporation, a copy of which is attached as Appendix A to the proxy statement accompanying this notice (the “Liquidation”); and (2) to consider and act upon such other matters as may properly come before the Meeting or any adjourned sessions thereof.

Part I of this Proxy Statement contains information relating to the proposal to approve the proposed Liquidation. Part II contains additional background information about the Corporation, Bessemer Investment Management LLC (the “Adviser”) and other matters. Part III contains general information about the Meeting and shareholder voting. As of the Record Date, the number of shares of the Fund that were issued and outstanding was [ ].

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on September 25, 2020: This Proxy Statement is available at www.proxyvote.com.

I. PROPOSAL 1 – LIQUIDATION AND DISSOLUTION OF THE FUND

Overview

At a meeting held on September 3, 2020, the Board of Directors, including a majority of the directors who are not “interested persons,” as that term is defined in the Investment Company Act of1940, as amended (“1940 Act”), deemed advisable and approved the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation adopted by the Board of Directors (the “Plan”), a form of which is attached hereto as Appendix A, and directed that the matter be submitted to the Fund’s shareholders for their consideration and approval. The Corporation’s Articles of Restatement require that the liquidation and dissolution of the Fund be approved by the vote of a majority of the outstanding voting securities of the Fund.

If shareholders approve the liquidation and dissolution of the Fund pursuant to the Plan, the Adviser will direct the orderly liquidation of the Fund’s assets as soon as reasonably practicable, the discharging of, making reasonable provision for the payment of, or maintaining reserves against all liabilities of the Fund, and the distribution of the net proceeds to shareholders in one or more liquidating distributions. Fund management expects that shareholders will receive such distributions in cash, cash equivalents or in-kind. As soon as reasonably practicable following the payment of the final liquidating distribution, the Fund will dissolve. In addition, as soon as practicable after the liquidation and distribution of the Fund’s assets, the Corporation will file, with respect to the Fund, if required, a final Form N-CEN with the Securities and Exchange Commission. If shareholders do not approve the liquidation and dissolution of the Fund pursuant to the Plan, the Board of Directors will consider what further action, if any, to take.

Board Considerations

The Board of Directors unanimously deemed advisable and approved the proposed Liquidation of the Fund pursuant to the Plan after considering other alternatives. Specifically, the Board considered the possibility of merging the Fund with another series of the Corporation by means of a plan of reorganization. The Board determined, however, that no other series of the Corporation would be an appropriate vehicle to acquire the Fund’s assets. In addition, after review and consideration of the costs involved for the Fund in (1) preparing an agreement and plan of reorganization, (2) preparing a Form N-14 prospectus/proxy statement and (3) soliciting shareholder approval of the transaction, the Board concluded that merging the Fund into another series of the Corporation would not be a viable strategic alternative given the relatively small size of the Fund and the number of shareholders. In reaching its decision to recommend approval of the Plan, the Board of Directors did not identify any single factor as being of paramount importance. For the foregoing reasons, the Board believes that the proposed Liquidation is the most appropriate alternative for the Fund and its shareholders.

Based upon its review, the Board of Directors determined that the Plan is in the in the best interests of the Fund and its shareholders. Accordingly, following review and discussions with the Adviser and Fund counsel, the Fund’s Directors, including the independent Directors, then unanimously deemed advisable and approved the liquidation and dissolution of the Fund pursuant to the Plan and directed that the Plan be submitted for consideration by the Fund’s shareholders.

Description of the Plan and Liquidation of the Fund

Effective Date of the Plan and Liquidation of the Fund’s Assets. The Plan shall become effective immediately upon the adoption and approval of the Plan by the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. The date of such adoption and approval of the Plan by shareholders is hereinafter called the “Effective Date.” After the Effective Date, the Fund shall not engage in any business activities except for the purpose of winding up its business and affairs, and distributing its assets to its shareholders in accordance with the provisions of this Plan after the payment to (or reservation of assets for payment to) all creditors of the Fund; provided that the Fund shall, prior to the making of the final liquidating distribution, continue to, as determined to be appropriate by the Board, make payment of dividends and other distributions to shareholders and permit the reinvestment thereof in additional shares of another series of the Corporation, as applicable.

Liquidation Distributions. Following shareholder approval of the liquidation of the Fund, the Fund will, as soon as reasonable and practicable after the Effective Date, complete the sale of the portfolio investments it holds in order to convert its assets to cash and will not engage in any business activity except for the purpose of winding up its business and affairs, and distributing assets to shareholders after the payment to (or reservation of assets for payment to) all creditors of the Fund; provided that the Fund may, prior to the making of the final liquidating distribution and as determined to be appropriate by the Board, make payment of dividends and other distributions to shareholders and permit the reinvestment thereof in additional shares of another series of the Corporation. After the distribution of assets to shareholders, the Fund will be dissolved in accordance with the Plan and Maryland law. The Plan provides that the Directors may authorize such variations from, or amendments to, the provisions of the Plan as may be necessary or appropriate to effect the dissolution and complete liquidation and termination of the existence of the Fund in accordance with the purposes intended to be accomplished by the Plan.

As soon as practicable after the Effective Date and after shareholder approval of the Plan, the Fund will send to each shareholder of record a liquidating distribution equal to the shareholder’s proportionate interest in the remaining assets of the Fund and information concerning the sources of the liquidating distribution.

Expenses. The Adviser shall bear the expenses incurred in carrying out the Plan.

Implementation.  The Plan provides that the Directors and officers of the Corporation may take such actions as are necessary to effectuate the Plan, and that the Directors shall have the authority to authorize such amendments of the provisions of the Plan as may be necessary or appropriate to marshal the assets of the Fund and to effect the dissolution, complete liquidation and termination of the existence of the Fund and the purposes to be accomplished by the Plan.

General Income Tax Consequences

The following is a summary of certain federal income tax considerations generally relevant to the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

This general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder as in effect on the date of this Proxy Statement. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, possibly with retroactive effect.

If its shareholders approve the liquidation and dissolution of the Fund pursuant to the Plan, the Fund will sell its assets and distribute the proceeds and any income to shareholders. The Fund anticipates that it will retain its qualification for treatment as a regulated investment company during the liquidation period and will make required distributions so that it will not be taxed on the Fund’s net gain, if any, realized from the sale of its assets. As described below, the Fund may, if eligible, treat all or a portion of the amounts required to be distributed as having been paid out as part of the liquidation distribution.

The Fund expects to treat all or a portion of its investment company taxable income, if any, and its net capital gains, if any, required to be distributed for the taxable years ending at or prior to the dissolution date, as an income dividend or capital gain distribution, as applicable, on account of the Fund’s final taxable year as having been paid out as liquidation distributions made to the Fund’s shareholders in complete liquidation of the Fund. As described in the next paragraph, any such liquidation distributions (in lieu of an income dividend or capital gain distribution) will be treated for U.S. federal income tax purposes as having been received by Fund shareholders as consideration for a sale or exchange of their Fund stock. However, to the extent necessary, the Fund may declare, before the date of dissolution, a dividend or dividends which, together with all such previous dividends, will have the effect of distributing to the Fund’s shareholders all or a portion of such income and gains for the taxable years ending at or prior to the dissolution date (computed without regard to any deduction for dividends paid), if any, realized in the taxable years ending at or prior to the dissolution date (after reduction for any capital loss carryforward) and any additional amounts necessary to avoid any income or excise tax for such periods. The tax consequences to shareholders from any such dividends will be the same as is normally the case with respect to the payment of dividends by the Fund.

A shareholder who receives liquidating distributions will be treated as having received the distribution in exchange for the shareholder’s stock in the Fund and will recognize gain or loss based on the difference between the amount received and the shareholder’s basis in the Fund stock. If a shareholder holds stock as capital assets, the gain or loss will be characterized as a capital gain or loss. If the stock has been held for more than one year, any such gain will be treated as long-term capital gain, taxable to individual shareholders at a maximum U.S. federal tax rate of 15% or 20%, and any such loss will be treated as long-term capital loss. Capital gain or loss on stock held for one year or less will be treated as short-term capital gain or loss, except that any loss realized with respect to stock in the Fund held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends that were received on the stock.

Liquidating distributions to a shareholder may be subject to backup withholding. Generally, shareholders subject to backup withholding will be those for whom no taxpayer identification number is on file with the applicable withholding agent, those who, to such withholding agent’s knowledge, have furnished an incorrect number, and those who underreport their tax liability. Certain shareholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer’s U.S. federal income tax liability.

Distributions of liquidation proceeds from a tax-qualified plan or individual retirement account to the plan participant or account holder may have adverse tax consequences. Shareholders should discuss the impact, if any, of the liquidation with their tax adviser.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR THE PROPOSAL TO LIQUIDATE AND DISSOLVE THE FUND PURSUANT TO THE PLAN.

II. INFORMATION ABOUT THE CORPORATION

This section provides certain information about the Corporation, including information about the Adviser, the distributor, administrator, and the identity of persons holding more than 5% of the outstanding shares of any Fund.

The Corporation is an open-end, management investment company that was established under the laws of the State of Maryland on August 26, 1993. The Corporation currently offers seven portfolios or funds. The address of the Corporation is 760 Moore Road, King of Prussia, PA 19406.

Officers of the Corporation

The following table provides information about the officers of the Corporation.

Officers

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years
David W. Rossmiller 630 Fifth Avenue New York, NY 10111 Age: [62]	President & Chief Executive Officer	Indefinite; 7 Years	Managing Director and Head of Fixed Income, Bessemer Trust Company, N.A. (Since 2010).

Matthew A. Rizzi 630 Fifth Avenue New York, NY 10111 Age: [46]	Vice President & Treasurer	Indefinite; 5 years	Principal and Head of Fund Accounting, Bessemer Trust Company, N.A. (Since 2018); Principal and Head of Trust Accounting and Fees, Bessemer Trust Company, N.A. (2015-2017); Senior Vice President and Head of Trust Accounting, Bessemer Trust Company, N.A. (2007-2014).

Sean Gray 630 Fifth Avenue New York, NY 10111 Age: 55	Chief Compliance Officer	Indefinite; Since August 1, 2020	Managing Director and Chief Compliance Officer of Bessemer Trust Company, N.A. (Since 2015).

Nicola R. Knight 630 Fifth Avenue New York, NY 10111 Age: [57]	Chief Legal Officer; Assistant Secretary	Indefinite; Since July 21, 2020; 10 Years	Principal and Associate General Counsel of Bessemer Trust Company, N.A. (Since 2007).

Richard Murtagh 630 Fifth Avenue New York, NY 10111 Age: [59]	Vice President & Assistant Treasurer	Indefinite; 5 years	Managing Director and Corporate Controller, Bessemer Trust Company, N.A. (Since 2010).

David Schwart 801 Brickell Avenue Suite 2250 Miami, FL 33131-2900 Age: [49]	Vice President & Anti-Money Laundering Compliance Officer	Indefinite; 4 years	Senior Vice President and Senior Bank Compliance Manager, Bessemer Trust Company, N.A. (Since 2019); Vice President and Associate Director of Bank Compliance, Bessemer Trust Company, N.A. (2013-2019).

Marianna DiBenedetto 760 Moore Road King of Prussia, PA 19406 Age: [54]	Vice President and Assistant Treasurer	Indefinite; 1 Year	Vice President and Group Manager of Fund Accounting and Administration Client Services, The Bank of New York Mellon (“BNY Mellon”) (Since 2010).

Lisa M. King 301 Bellevue Parkway Wilmington, DE 19809 Age: [51]	Secretary	Indefinite; 3 Years	Vice President and Group Manager, BNY Mellon (Since 2017); Vice President and Counsel, BNY Mellon (2016-2017); Counsel, Stradley, Ronon, Stevens & Young LLP (2007-2016).

Jack Jafolla 760 Moore Road King of Prussia, PA 19406 Age: [49]	Assistant Treasurer	Indefinite; 13 Years	Vice President and Lead Manager of NAV Operations, BNY Mellon (Since 2008).

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 Age: [50]	Assistant Secretary	Indefinite; 3 Years	Secretary of the Corporation (2015-2016); Vice President and Manager, BNY Mellon (Since 2010).

Current Service Providers

Investment Adviser. Bessemer Investment Management LLC serves as investment adviser to the Fund and is a wholly-owned subsidiary of Bessemer Trust Company N.A. The Adviser is located at 630 Fifth Avenue, New York, New York 10111.

Distributor. Foreside Funds Distributors LLC, located at 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312, serves as the Funds’ Distributor.

Administrator. The Bank of New York Mellon, located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Funds’ Administrator.

Significant Shareholders. As of the Record Date, the Board of Directors and officers of the Corporation, in the aggregate, owned less than 1% of the outstanding shares of the Fund.

The persons listed in the table below are deemed to be control persons or principal owners of the Fund, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of the Fund’s outstanding securities and are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder. Principal holders own of record or beneficially 5% or more of the Fund’s outstanding voting securities.

As of the Record Date and as set forth below, [NAIDOT & Co.], acting in various capacities for numerous accounts, was the owner of record of 5% or more of the Fund’s outstanding shares:

[Name and address]	[ ]%

III. VOTING INFORMATION

Record Date, Quorum and Methods of Tabulation

Shareholders of record at the close of business on September 4, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournment thereof. A quorum of shareholders of the Fund is required to take action on the proposal. One-third of the Fund’s shares outstanding and entitled to vote, as of the Record Date, present virtually or by proxy, constitutes a quorum for the transaction of business by the Fund’s shareholders at the Meeting.

Each shareholder is entitled to one vote for each share he or she owns of the Fund. Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made with respect to a particular matter, shares will be voted in accordance with the recommendation of the Board. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Corporation prior to any such exercise, by properly executing a later-dated proxy, or by attending the Meeting and voting virtually.

Votes cast by proxy or virtually at the Meeting will be counted by persons appointed by the Board as inspectors both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions will be counted for quorum purposes. However, abstentions will have no effect on the outcome of the vote on the proposal.

Adjournments

In the event that a quorum is not present for purposes of acting on a proposal, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the chairman of the Meeting may adjourn the Meeting to permit further solicitation of proxies.

Solicitations of Proxies

The solicitation of proxies by mail and telephone may be made by officers and Directors of the Corporation and officers and employees of the Adviser, its affiliates and other representatives of the Corporation. The costs of preparing, printing and mailing this Proxy Statement and the cost of holding the Meeting (including the costs of any additional solicitation and any adjournment session) will be borne by the Adviser.

Methods of Voting

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it (them) in the enclosed postage-paid envelope. You may also vote by attending the Meeting virtually and voting. In addition, you may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions or via internet by visiting the website printed on your proxy card(s) and following the on-screen instructions.

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of the Fund’s shareholders, employees and community, the Meeting will be conducted online via live webcast. Shareholders of record will be entitled to receive notice of, and to participate and to vote at, the Meeting and any postponement or adjournment thereof. To participate in the Meeting, shareholders must register in advance by visiting https://viewproxy.com/OldWestburyFunds/broadridgevsm/ and submitting the requested required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Fund’s proxy tabulator.

Shareholders whose shares are registered directly with the Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number.

We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 10 a.m., Eastern Time, on September 23, 2020, but in any event must be received by the scheduled time for commencement of the Meeting. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/OldWestburyFunds/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting. After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at proxyvote.com. Only shareholders of the Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

If you experience technical difficulties prior to or during the Meeting, you may call 1-866-612-8937 for technical assistance. All shareholders will be required to enter their individual control number in order to enter the Meeting. Only shareholders of the Fund will be able to participate in the Meeting.

Revocation of Proxies

If you sign, date and submit a proxy card in respect of the Fund, you may revoke that proxy or change it by written notice to the Corporation, by submitting a subsequently executed and dated proxy card, by authorizing your proxy by telephone or Internet at a later date, or by attending the Meeting and casting your vote virtually, or as otherwise permitted. Attending the Meeting virtually will not automatically revoke your prior proxy; you would need to take specific action to revoke your proxy at, or in advance of, the Meeting.

Required Vote

Approval of the liquidation and dissolution of the Fund pursuant to the Plan requires the vote of a majority of the outstanding voting securities of the Fund.

Appraisal Rights

Under Maryland law, stockholders will not be entitled to appraisal rights in connection with the liquidation and dissolution of the Fund pursuant to the Plan.

Shareholder Proposals at Future Meetings

The Corporation is not required to hold annual shareholder meetings and currently does not intend to hold shareholder meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed, as specified in the Corporation’s By-Laws. Any such shareholder proposals should be submitted, in writing to the Corporation’s Secretary at The Bank of New York Mellon, 301 Bellevue Parkway, Wilmington, Delaware 19809. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

Other Matters

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

One copy of this Proxy Statement will be mailed to shareholders sharing the same address unless the Fund has received contrary instructions from one or more of the shareholders. If you wish to receive individual copies of this Proxy Statement, please call 1-800-607-2200; if your shares are held through a financial institution, please contact the financial institution directly.

APPENDIX A

FORM OF

OLD WESTBURY FUNDS, INC.

Plan of Liquidation

Old Westbury Multi-Asset Opportunities Fund

The following Plan of Liquidation (“Plan”) of Old Westbury Multi-Asset Opportunities Fund (“Fund”), a series of Old Westbury Funds, Inc. (“Corporation”), a corporation organized and existing under the laws of the State of Maryland and an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), is intended to accomplish the complete liquidation of the Fund in conformity with the laws of the State of Maryland, the 1940 Act, the Internal Revenue Code of 1986, as amended (“Code”) and the provisions of the Corporation’s Articles of Restatement filed with the State Department of Assessments and Taxation of Maryland (the “Charter”) on August 2, 2012, and by-laws of the Corporation.

WHEREAS, the Corporation’s Board of Directors (the “Board”), on behalf of the Fund, has determined that it is in the best interests of the Fund and its shareholders to liquidate the Fund; and

WHEREAS, the Board has considered, and by a majority vote, adopted this Plan as the method of liquidating the Fund in accordance with Section 6(g) of Article SIXTH of the Corporation’s Charter and has recommended that shareholders of the Fund approve the Plan at a special meeting of the Fund’s shareholders called for such purpose;

NOW, THEREFORE, the liquidation of the Fund shall be carried out in the manner hereinafter set forth:

1.             Effective Date of Plan. The Plan shall become effective immediately upon a vote approving the Plan by the requisite number of the outstanding shares of the Fund entitled to vote at a special meeting of shareholders of the Fund duly called for such purpose to be held on [September 25], 2020 or such other date as determined by an officer of the Corporation, which date is hereinafter called the “Effective Date.”

2.             Cessation of Business. After the Effective Date, the Fund shall not engage in any business activities except for the purposes of winding up its business and affairs, and distributing its remaining assets ratably among the shareholders of the Fund in accordance with the provisions of this Plan after the payment to (or reservation of assets for payment to) all creditors of the Fund; provided that the Fund shall, prior to the making of the final liquidating distribution, continue to honor requests for the redemption of shares and may, as determined to be appropriate by the Board, make payment of dividends and other distributions to shareholders and permit the reinvestment thereof in additional shares of another series of the Corporation, as applicable.

3.             Liquidation of Assets. As soon as is reasonable and practicable before, on, or after the Effective Date, all portfolio assets of the Fund shall be converted to cash or cash equivalents. In the alternative, if determined to be in the best interests of the Fund and its shareholders, the Fund may elect not to liquidate its portfolio assets and shall rather distribute such amounts in-kind to its respective shareholders consistent with applicable statutes, regulations, and interpretations, which shall constitute a liquidating distribution for this purpose.

4.             Payment of Debts. As soon as is reasonable and practicable on or after the Effective Date, subject to the provisions of Section 6 hereof, the Fund shall determine and pay, or set aside in cash or equivalents, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided for in Section 6 below.

5.             Notice of Liquidation. As soon as practicable after the Effective Date, the Fund will mail notice to the appropriate parties that this Plan has become effective and that it will be liquidating its assets. Such notice to the Fund’s shareholders may accompany the actual distribution to shareholders of the liquidation proceeds.

6.             Liquidation Distribution. As soon as possible on or after the Effective Date, or such other date as determined by an officer of the Corporation (the “Liquidation Date”), the Fund shall mail the following to its shareholders of record on the business day preceding the Liquidation Date in redemption of such shareholder’s shares of the Fund: (1) a liquidating distribution (or distributions, if more than one distribution shall be necessary), which may be in cash or cash equivalents or in-kind, equal to the shareholder’s proportionate interest in the net assets of the Fund; and (2) information concerning the sources of the liquidating distribution. Upon the mailing of the liquidating distribution, all outstanding shares of the Fund will be deemed cancelled.

If the Corporation is unable to make distributions to all of the Fund’s shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of the Fund’s shares are payable, the Board may create, in the name and on behalf of the Fund, a trust with a financial institution, including with an affiliated bank of Bessemer Investment Management LLC, and, subject to applicable abandoned property laws, deposit any remaining assets of the Fund in such trust for the benefit of the shareholders that cannot be located. The expenses of such trust shall be charged against the assets therein. Additionally, the board of directors may authorize such variations from, or amendments to, the provisions of the Plan as may be necessary or appropriate to effect the dissolution and complete liquidation and termination of the existence of the Fund in accordance with the purposes intended to be accomplished by the Plan.

7.             Management and Expenses of the Fund Subsequent to the Liquidating Distribution. Bessemer Investment Management LLC shall bear the expenses incurred in carrying out this Plan including, but not limited to, printing, legal, accounting, custodian and transfer agency fees, and the expenses of reports to shareholders, whether or not the liquidation contemplated by this Plan is effected, to the extent such expenses exceed the amount of the Fund’s normal and customary fees and expenses accrued by the Fund through the Liquidation Date, provided that such accrued amounts are first applied to pay for the Fund’s normal and customary fees and expenses.

8.             Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Fund receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, except as otherwise described below, such cash or other distribution will be disbursed in the following manner:

a.	The Corporation will determine the shareholders of record of the Fund as of the Effective Date.

b.	The Corporation will then identify the shareholders of record as of the Effective Date who would be entitled to a pro rata share of $25.00 or more of the cash or distribution received by the Fund (net of all expenses associated with effecting the disposition of such cash or distribution).

c.	The Corporation will then be responsible for disbursing to each such shareholder of record, identified in accordance with paragraph 8.b above, his or her pro rata portion of the cash.

d.	If there are no shareholders entitled to receive such proceeds, any cash or distribution will be distributed proportionately among the remaining series of the Corporation based on the net assets of each series.

9.             Power of Board of Directors. The Board and, subject to the general direction of the Board, the officers of the Corporation, shall have authority to do or authorize any and all acts and things as provided for in this Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of this Plan, including without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement this Plan or which may be required by the provisions of the 1940 Act, the Securities Act of 1933, as amended, and applicable Maryland law. The death, resignation or other disability of any director or any officer of the Corporation shall not impair the authority of the surviving or remaining directors or officers to exercise any of the powers provided for in this Plan.

10.           Amendment or Abandonment of Plan. The Board of Directors shall have the authority to authorize such variations from or amendments to the provisions of this Plan (other than the terms of the liquidating distribution) as may be necessary or appropriate to effect the complete liquidation and termination of existence of the Fund, and the distribution of assets of the Fund to its shareholders in redemption of the issued and outstanding shares of the Fund, all in accordance with the purposes intended to be accomplished by this Plan.

11.           Satisfaction of Federal Income and Excise Tax Distribution Requirements. At or immediately prior to the Liquidation Date, the Corporation shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Fund all of the Fund’s investment company taxable income for taxable years ending at or prior to the liquidation date (computed without regard to any deduction for dividends paid), all of its net capital gain, if any, realized in taxable years ending at or prior to the liquidation date (after reduction for any capital loss carry-forward), all of its net tax-exempt income realized in taxable years ending at or prior to the liquidation date and any additional amounts necessary to avoid any excise tax for such periods.

12.           Appraisal Rights. Under Maryland law, shareholders will not be entitled to appraisal rights in connection with the liquidation of the Fund and the redemption of all of the issued and outstanding shares of the Fund pursuant to this Plan.

13.           Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Maryland.

Old Westbury Funds, Inc.,

On behalf of Old Westbury Multi-Asset Opportunities Fund

By:
Name:
Title:

OLD WESTBURY FUNDS, INC.
760 MOORE RD
KING OF PRUSSIA, PA 19406

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com or scan the QR Barcode above
3)	Follow the instructions provided on the website.
4)	To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at: https://viewproxy.com/OldWestburyFunds/broadridgevsm/

To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate box on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D23173-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

		For	Against	Abstain

1.	To consider and act upon a proposal to liquidate and dissolve the Fund pursuant to the Plan of Liquidation adopted by the Board of Directors of the Corporation, a copy of which is attached as Appendix A to the proxy statement accompanying this proxy card.	☐	☐	☐

SPECIFY YOUR DESIRED ACTION BY MARKING THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE ABOVE. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

2.	To consider and act upon any other business as may properly come before the Meeting or any adjourned sessions thereof.

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of
Shareholders to Be Held on September 25, 2020:

The Proxy Statement for this meeting is available at www.proxyvote.com.

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

D23174-TBD

PROXY	Old Westbury Multi-Asset Opportunities Fund	PROXY

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 25, 2020
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OLD WESTBURY FUNDS, INC.

The undersigned holder hereby appoint(s) Lisa M. King and William H. Wallace III, with full power of substitution in each, to: (i) attend the Special Meeting of Shareholders (the “Meeting”) to be held at 10 a.m. Eastern Time on September 25, 2020 virtually at https://viewproxy.com/OldWestburyFunds/broadridgevsm/, and any adjournment(s) of the Meeting; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated [TBD]. The undersigned hereby revokes any prior proxy given with respect to the Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.